EXHIBIT 10.11

WARRANT

TO PURCHASE SHARES OF COMMON STOCK

of

SAGENT TECHNOLOGY, INC.

A Delaware Corporation

THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE “WARRANT SHARES”) WILL BE, ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NEITHER THIS WARRANT OR THE WARRANT SHARES (TOGETHER, THE “SECURITIES”) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE CORPORATION OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS WARRANT.

Warrant No.: W-5	August 1, 2001
Mountain View, California

THIS CERTIFIES THAT, for value received, Baruch Halpern and Shoshana Halpern (the “Holder”) is entitled to subscribe for and purchase from SAGENT TECHNOLOGY, INC., a Delaware corporation (the “Company”), 410,192 fully paid and nonassessable shares (as adjusted pursuant to Section 2 hereof) (the “Warrant Shares”) of Common Stock of the Company (the “Common Stock”) at a purchase price per share equal to $1.844 (as adjusted pursuant to Section 2 hereof) (the “Exercise Price”), upon the terms and subject to the conditions hereinafter set forth:

1. Exercise Rights.

(a) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder at any time during the term hereof, in whole or in part, by surrender of this Warrant and delivery of a completed and duly executed Notice of Cash Exercise, in the form attached as Exhibit A hereto, accompanied by payment to the Company of an amount equal to the Exercise Price then in effect multiplied by the number of Warrant Shares to be purchased by the Holder in connection with such cash exercise of this Warrant, which amount may be paid, at the election of the Holder, by wire transfer or delivery of a certified check payable to the order of the Company to the principal offices of the Company.

(b) Net Issue Exercise.

(i) In lieu of exercising the purchase rights represented by this Warrant on a cash basis pursuant to Section 1(a) hereof, the Holder may elect to exercise such rights represented by this Warrant at any time during the term hereof, in whole or in part, on a net-issue basis by electing to receive the number of Warrant Shares which are equal in value to the value of this Warrant (or any portion thereof to be canceled in connection with such net-issue exercise) at the time of any such net-issue exercise, by delivery to the principal offices of the Company of this Warrant and a completed and duly executed Notice of Net-Issue Exercise, in the form attached as Exhibit B hereto, properly marked to indicate (A) the number of Warrant Shares to be delivered to the Holder in connection with such net-issue exercise, (B) the number of Warrant Shares with respect to which the Warrant is being surrendered in payment of the aggregate Exercise Price for the Warrant Shares to be delivered to the Holder in connection with such net-issue exercise, and (C) the number of Warrant Shares which remain subject to the Warrant after such net-issue exercise, if any (each as determined in accordance with Section 1(b)(ii) hereof).

(ii) In the event that the Holder shall elect to exercise the rights represented by this Warrant in whole or in part on a net-issue basis pursuant to this Section 1(b), the Company shall issue to the Holder the number of Warrant Shares determined in accordance with the following formula:

X = Y (A-B)

A

X	=	the number of Warrant Shares to be issued to the Holder in connection with such net-issue exercise.

Y	=	the number of Warrant Shares subject to this Warrant.

A	=	the Fair Market Value of one share of Common Stock.

B	=	the Exercise Price in effect as of the date of such net-issue exercise (as adjusted pursuant to Section 2 hereof).

(c) Fair Market Value. For purposes of this Section 1, the “Fair Market Value” of the Common Stock shall have the following meanings:

(i) If the Common Stock is listed for trading on a national securities exchange or admitted for trading on a national market system, then the Fair Market Value of Common Stock shall be deemed to be the closing price quoted on the principal securities exchange on which the Common Stock is listed for trading, or if not so listed, the average of the closing bid and asked prices for Common Stock quoted on the national market system on which Common Stock is admitted for trading, each as published in the Western Edition of The Wall Street Journal, in each case for the ten trading days prior to the date of determination of Fair Market Value for Common Stock in accordance herewith.

(ii) If the Common Stock is not listed for trading on a national securities exchange or admitted for trading on a national market system, then the Fair Market Value of Common Stock shall be deemed to be the fair market value of Common Stock as determined in good faith from time to time by the Board of Directors of the Company (the “Board of Directors”), and receipt and acknowledgment of this Warrant by the Holder shall be deemed to be an acknowledgment and acceptance of any such determination of the fair market value of Common Stock by the Board of Directors as the final and binding determination of such Fair Market Value for purposes of this Warrant.

(d) Additional Conditions to Exercise of Warrant. Unless there is a registration statement declared or ordered effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act which includes the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant, such rights may not be exercised unless and until:

(i) the Company shall have received an Investment Representation Statement, in the form attached as Exhibit C hereto, certifying that, among other things, the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant are being acquired for investment and not with a view to any sale or distribution thereof; and

(ii) each certificate evidencing the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant shall be stamped or imprinted with a legend substantially in the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

(e) Fractional Shares. Upon the exercise of the rights represented by this Warrant, the Company shall not be obligated to issue fractional shares of Common Stock, and in lieu thereof, the Company shall pay to the Holder an amount in cash equal to the Fair Market Value per share of Common Stock immediately prior to such exercise multiplied by such fraction (rounded to the nearest cent).

(f) Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable upon the fourth anniversary of the date of issuance of this Warrant.

(g) Record Ownership of Warrant Shares. The Warrant Shares shall be deemed to have been issued, and the person in whose name any certificate representing Warrant Shares shall be issuable upon the exercise of the rights represented by this Warrant (as indicated in the appropriate Notice of Exercise) shall be deemed to have become the holder of record of (and shall be treated for all purposes as the record holder of) the Warrant Shares represented thereby, immediately prior to the close of business on the date or dates upon which the rights represented by this Warrant are exercised in accordance with the terms hereof.

(h) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased pursuant hereto shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Warrant Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

(i) Issue Taxes. The issuance of certificates for shares of Common Stock upon the exercise of the rights represented by this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant.

2. Adjustment Rights.

(a) Right to Adjustment. The number of Warrant Shares purchasable upon the exercise of the rights represented by this Warrant, and the Exercise Price therefor, shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(i) Reorganizations, Reclassifications, Mergers and Sales. In the event of (i) the reclassification of the Common Stock (other than by stock split, subdivision, consolidation or combination thereof), or (ii) the consummation of any transaction or series of transactions, including without limitation, the merger of the Company with or into, or consolidation with, any other entity, whereby the holders of the Company’s voting securities prior to such transaction do not hold more than 50% of the voting securities of the surviving entity following consummation of the transaction, or (iii) the transfer or disposition of all or substantially all of the assets of the Company, the Company shall execute a new Warrant the terms of which provide that the holder of this Warrant shall have the right to exercise the rights represented by such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price then in effect, in lieu of the shares of Common Stock theretofore issuable upon exercise of the rights represented by this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, merger, consolidation or asset sale by a holder of an equivalent number of shares of Common Stock. Such new Warrant shall provide for adjustments which are as equivalent as practicable to the adjustments provided for in this Section 2.

(ii) Stock Splits, Dividends, Combinations and Consolidations. In the event of a stock split, stock dividend or subdivision of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such stock split, stock dividend or subdivision shall be proportionately increased and the Exercise Price then in effect shall be proportionately decreased, effective at the close of business on the date of such stock split, stock dividend or subdivision, as the case may be. In the event of a reverse stock split, consolidation, combination or other similar event of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such reverse stock split, consolidation, combination or other similar event shall be proportionately decreased and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such reverse stock split, consolidation, combination or other similar event, as the case may be.

(b) Adjustment Notices. Upon any adjustment of the Exercise Price, and any increase or decrease in the number of Warrant Shares subject to this Warrant, in accordance with this Section 2, the Company, within 60 days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Warrant Shares subject to this Warrant, setting forth in reasonable detail the method of calculation of each such adjustment.

3. Transfer of Warrant.

(a) Conditions. This Warrant and the rights represented hereby are not transferable, except in accordance with the conditions set forth in this Section 3. In order to effect any transfer of all or a portion of this Warrant or the Warrant Shares, the Holder hereof shall deliver to the Company a completed and duly executed Notice of Transfer, in the form attached as Exhibit D hereto.

(b) Additional Conditions to Transfer of Warrant. Unless there is a registration statement declared or ordered effective by the Commission under the Securities Act which includes this Warrant, this Warrant may not be transferred unless and until:

(i) the Company receives an Investment Representation Statement, in the form attached as Exhibit C hereto, certifying that, among other things, this Warrant is being acquired for investment and not with a view to any sale or distribution thereof; and

(ii) the Company receives a written notice from the Holder which describes the manner and circumstances of the proposed transfer accompanied by a written opinion of Holder’s legal counsel, in form and substance reasonably satisfactory to the Company, stating that such transfer is exempt from the registration and prospectus delivery requirements of the Securities Act and all applicable state securities laws or with a Commission “no-action” letter stating that future transfers of such securities by the transferor or the contemplated transferee would be exempt from registration under the Securities Act or such securities may be transferred in accordance with Rule 144(k). Upon receipt of the foregoing, the Company shall, or shall instruct its transfer agent to, promptly, and without expense to the Holder or the Stockholder, as the case may be, issue new securities in the name of the Holder and/or the Stockholder, as the case may be, not bearing the legends required under Section 1(d)(ii). In addition, new securities shall be issued without such legend if such legends may be properly removed under the terms of Rule 144(k).

4. No Stockholder Rights. The Holder of this Warrant (and any transferee hereof) shall not be entitled to vote on matters submitted for the approval or consent of the stockholders of the Company or to receive dividends declared on or in respect of shares of Common Stock, or otherwise be deemed to be the holder of Common Stock or any other capital stock or other securities of the Company which may at any time be issuable upon the exercise of the rights represented hereby for any purpose, nor shall anything contained herein be construed to confer upon the Holder (or any transferee hereof) any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted for the approval or consent of the stockholders, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, merger or consolidation, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Warrant Shares issuable upon the exercise of the rights represented hereby shall have become deliverable as provided herein.

5. Lock-up Agreement. The Holder hereby agrees that, upon request of the Company or the managing underwriter of a public offering of any securities of the Company, such Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of all or any portion of the Warrant Shares without the prior written consent of the Company or the managing underwriter, as the case may be, for such period of time (not to exceed 180 days from the date upon which the registration statement relating to such public offering is declared or ordered effective by the Securities and Exchange Commission) as may be requested by the Company or the underwriters, as the case may be.

6. Miscellaneous.

(a) Governing Law. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by the internal laws of the State of Delaware as applied to agreements made and performed in Delaware by residents of Delaware.

(b) Successors and Assigns. Subject to the restrictions on transfer described in Section 3, the rights and obligations of the Company and Holder of this Warrant and the Warrant Shares issued or issuable upon the exercise of the rights represented by this Warrant shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(c) Waiver and Amendment. Any provision of this Warrant may be amended, waived or modified upon the written consent of the Company and the Holder.

(d) Notices. All notices and other communications provided for hereunder shall be in writing and shall be deemed to have been duly given if mailed by registered or certified mail, postage prepaid, or by recognized overnight courier, or delivered by personal delivery at the respective addresses of the parties as set forth in this Section 7 or on the register maintained by the Company. Notices to the Holder shall be directed to it at its address on the signature page hereof; and notices to the Company shall be directed to it at its address at Sagent Technology, Inc., 800 W. El Camino Real, Suite 300, Mountain View, California 94040; Attn: Chief Financial Officer, with a copy to its counsel at Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California 94304, Attn: Arthur F. Schneiderman, or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

(e) Severability. In case any provision of this Note is deemed to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(f) Further Assurances; No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. The Company shall at no time close its transfer books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of the rights represented by this Warrant in any matter which interferes with a timely exercise of such rights. The Company shall not, by any action, seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith seek to carry out all such terms and take all such actions as may be necessary or appropriate in order to protect the rights of the Holder under this Warrant against impairment.

(g) Lost Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at the Holder’s expense shall execute and deliver to the Holder, in lieu thereof, a new Warrant of like date and tenor.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

SAGENT TECHNOLOGY, INC. a Delaware Corporation

By:	/s/ BEN C. BARNES
Ben C. Barnes, Chief Executive Officer

Acknowledged and Accepted:

By:	/s/ BARUCH HALPERN & SHOSHANA HALPERN

Name:

Title:

Address:

EXHIBIT A

NOTICE OF CASH EXERCISE

TO:	Sagent Technology, Inc.
800 W. El Camino Real, Suite 300
Mountain View, California 94040
Attention: Chief Financial Officer

1. The undersigned hereby elects to purchase                              shares of Common Stock of Sagent Technology, Inc., a Delaware corporation (the “Company”), pursuant to the terms of Warrant No. 5, issued August 1, 2001 to and in the name of Baruch Halpern and Shoshana Halpern, a copy of which is attached hereto (the “Warrant”), and tenders herewith full payment of the aggregate Exercise Price for such shares in accordance with the terms of the Warrant.

2. Please issue a certificate or certificates representing said shares of Common Stock in such name or names as specified below:

                                    (Name)                                                                                                         (Name)

                                    (Address)                                                                                                   (Address)

3. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned has executed an Investment Representation Statement, in the form attached as Exhibit C to the Warrant, concurrently herewith.

Date:

By:

(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

EXHIBIT B

NOTICE OF NET-ISSUE EXERCISE

TO:	Sagent Technology, Inc.
800 W. El Camino Real, Suite 300
Mountain View, California 94040
Attention: Chief Financial Officer

1. The undersigned hereby elects to purchase                          shares of Common Stock of Sagent Technology, Inc., a Delaware corporation (the “Company”), on a net-issue basis pursuant to the terms of Warrant No. 5, issued August 1, 2001 to and in the name of Baruch Halpern and Shoshana Halpern, a copy of which is attached hereto (the “Warrant”).

2. Net-Issue Information:

(a) Number of Shares of Common Stock to be Delivered:

(b) Number of Shares of Common Stock Surrendered:

(c) Number of Shares Remaining Subject to Warrant:

3. Please issue a certificate or certificates representing said shares of Common Stock in such name or names as specified below:

                                             (Name)                                                                                                           (Name)

                                             (Address)                                                                                                       (Address)

4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned has executed an Investment Representation Statement, in the form attached as Exhibit C to the Warrant, concurrently herewith.

Date:

By:
(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

PURCHASER	:	Baruch Halpern and Shoshana Halpern

SELLER	:	SAGENT TECHNOLOGY, INC.

COMPANY	:	SAGENT TECHNOLOGY, INC.

SECURITY	:	WARRANT NO. 5 ISSUED ON AUGUST 1, 2001, OR COMMON STOCK ISSUED UPON THE EXERCISE OF WARRANT NO. 5, ISSUED ON AUGUST 1, 2001

AMOUNT	:	SHARES

DATE	:

The undersigned hereby represents and warrants to Sagent Technology, Inc., a Delaware corporation (the “Company”), as follows:

1. I am aware of the business affairs, financial condition and results of operations of the Company and have acquired sufficient information about the Company to reach an informed and knowledgeable investment decision to acquire the Securities. I am purchasing the Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”).

2. I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. I understand that, in the view of the Securities and Exchange Commission (the “Commission”), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold the Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

3. I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities shall be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

4. I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

5. I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Date:

By:
(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

EXHIBIT D

NOTICE OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                               the right represented by Warrant No. 5, issued on August 1, 2001 to and in the name of Baruch Halpern and Shoshana Halpern, to purchase shares of Common Stock of Sagent Technology, Inc., a Delaware corporation (the “Company”), a copy of which is attached hereto (the “Warrant”), and appoints                                                                           as attorney-in-fact to transfer such right on the books of the Company with full power of substitution in the premises.

Date:

By:
(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

(Address)

Signed in the presence of:

Name: